Exhibit 99.2

Pliant 1 Pliant 1st st Quarter 2008 Quarter 2008 Business Update Business Update

2 Cautionary Statement for Cautionary Statement for Forward Forward-Looking Information Looking Information Any disclosures in this presentation that are not historical facts are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These forward-looking statements are subject to risks and uncertainties and are subject to change based upon a variety of factors that could cause actual results to differ materially from those we currently anticipate. Factors that could have a material and adverse impact on actual results are identified in the reports and documents the Company files from time to time with the U.S. Securities and Exchange Commission. The Company undertakes no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect events or circumstances after today or to reflect the occurrence of unanticipated events.

3 1st st Quarter 2008 Business Update Quarter 2008 Business Update Sales are up 10%, Pro-forma adjusted EBITDA is up 2% – Industry EBITDA is down 8% - Pliant outperformed the industry Took proactive steps to prepare for a 2009 bond refinancing – $100 million debt reduction program firmly underway – $15 million cost reduction actions implemented – Pro-forma leverage is 6.5x – Net working capital is down $25 million since March 31, 2008 Multiple successful growth programs firmly underway – Medical device packaging – Shrink film – Bakery packaging – Meat films – European sales Close to announcing several “Day 1” synergistic acquisitions and JVs – Deleverage “Day 1” – EBITDA accretive “Day 1” – Poland, Russia, Southwest U.S.

Business Unit Highlights

PLIANT



Steamers

Printed Products

- Multiple bakery wins – our sales team is on a roll
- SteamQuick® & FreshView™ volume growing quickly




Personal Care, Medical and Agricultural Films

- Fast-growth medical device packaging business led to creation of Medical Products Center of Excellence
- Blockade® agricultural film continues to displace metallized films



TRAIL MIX

Engineered Films

- GlideFast™ family of controlled COF films launched
- Recommissioned and cross-qualified capacity to accommodate plant consolidations & cost reduction




Meat Films & Cutter Boxes

- Successfully launched line of printed PVC films
- Multiple cutter box wins




Stretch & Shrink Films

- Ramping up several large, marquee accounts
- Strong year-over-year mix improvement with Stratos™ stretch film

4

5 0% 1% 2% 3% 4% 5% 6% 7% Q1 '04 Q2 '04 Q3 '04 Q4 '04 Q1 '05 Q2 '05 Q3 '05 Q4 '05 Q1 '06 Q2 '06 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Corporate Net Waste Rate (%) Pliant Pliant‘s Lean Manufacturing Results Continue s Lean Manufacturing Results Continue Net Waste is down 55% 11% improvement Q1 08 vs Q1 07

6 28 26 24 23 21 18 17 0 5 10 15 20 25 30 2003 2004 2005 2006 2007 2008 2009 Pliant Now has One of the Lowest Cost Pliant Now has One of the Lowest Cost Manufacturing Footprints in the Industry Manufacturing Footprints in the Industry Global Plant Count Pliant has improved operational efficiency and customer responsiveness 2008 Net sales per plant are up over 60% since 2003 Remaining footprint actions are directed at growth: Northwest US/Canada, Southwest US, Eastern Europe, Middle East, China Manufacturing Footprint Optimization Down 39% Year Ending

7 $ 0 .0 3 4 $ 0 .0 3 3 $0 .0 3 0 $ 0 .02 8 $ 0.00 0 $ 0.00 5 $ 0.01 0 $ 0.01 5 $ 0.02 0 $ 0.02 5 $ 0.03 0 $ 0.03 5 $ 0.04 0 $ 0.04 5 $ 0.05 0 2 0 0 5 2 0 06 2 00 7 20 0 8 Central Base Costs Have Also Been Central Base Costs Have Also Been Systematically Driven Down Systematically Driven Down Corporate SG&A per Pound Sold SG&A Cost Optimization

8 $0 $10 $20 $30 $40 $50 2003 2004 2005 2006 2007 2008 2009 2010 2011 8 Pliant has Spent an Incremental $60MM to Fix its Pliant has Spent an Incremental $60MM to Fix its Manufacturing Footprint Manufacturing Footprint - That Work is Largely Done That Work is Largely Done Capital Expenditures - $MM 11 Plant Closures 60 Lines Upgraded and Moved Annual Capital Expenditures CapEx Requirements Dropping 40% as One-Time Repositioning Completed Non-recurring CapEx $34 $41 $43 $41 $25 $25 $25 $24 $17

9 Pliant is Now Leveraging its World Class Asset Base Pliant is Now Leveraging its World Class Asset Base to Diversify into Other High Growth Areas to Diversify into Other High Growth Areas Printing Presses – 31 Presses – 120 million lbs Capacity Laminators – 5 Laminators – 4.2 billion ft2 Capacity Paper 24% PE 44% Flexible Packaging Demand by Substrate PP 17% Foil 4% Other Plastic 11% Traditional Pliant Substrates New Substrates We are Broadening Our Product Portfolio

10 PLIANT – CONFIDENTIAL 1st st Quarter North American Resin Update Quarter North American Resin Update Domestic polyethylene sales were down 8.1% in Q1 2008 versus Q1 2007 – 8.2B lbs in Q1 2007 – 7.5B lbs in Q1 2008 Export sales were up 17.5% year over year – 2.1 billion lbs were exported in Q1 – Exports represent 22% of North America sales Operating rates are still strong due to strength in global markets – but they are beginning to decline – 94.3% in Q1 2007 – 92.6% in Q1 2008 Source: American Chemistry Council

11 PLIANT – CONFIDENTIAL Resin Supply / Demand, Oil & Gas Resin Supply / Demand, Oil & Gas Resin supply is already exceeding demand and this trend is dramatically accelerating – 10+ billion pounds of capacity coming on line in the next 18 months – A large multi-year over-supply created as “flared” natural gas will be converted into resin for the first time The “stacked” profit per barrel of oil is at all-time highs – There is a lot of room for price concessions in order to keep resin sales moving – Outlooks for price declines range from moderate to severe, regardless of oil / gas prices Prices will start to come down this year and declines will continue over the next several years

12 PLIANT – CONFIDENTIAL Unprecedented Excess Capacity Unprecedented Excess Capacity Will Drive Low Operating Rates Will Drive Low Operating Rates Source: CMAI

13 PLIANT – CONFIDENTIAL 70% 74% 78% 82% 86% 90% 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 The Global Supply The Global Supply – Demand Balance for Demand Balance for Polyethylene is at a Clear Inflection Point Polyethylene is at a Clear Inflection Point Source: CMAI - Update as of May 15. 2008 Global Polyethylene Production Utilization 2002 - 2011 Operating Rate % 70% 74% 78% 82% 86% 90% 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 Linear Low Density Operating Rate % High Density

14 PLIANT – CONFIDENTIAL 0 10 20 30 40 50 60 70 80 90 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 North America Polyethylene Pricing North America Polyethylene Pricing Will Decline as Supply Increases Will Decline as Supply Increases Source: CMAI - Update as of May 15. 2008 LLDPE Hexene Price Forecast North America 2002 - 2011 Cents per Lb

15 -4% -3% -2% -1% 0% 1% 2% 2003 2004 2005 2006 2007 Pliant Pliant’s EBITDA Margins are s EBITDA Margins are Now Above the Industry Median Now Above the Industry Median Historical EBITDA Margin Analysis Industry Median EBITDA % Pro-Forma Notes: 2007 Pliant Margin adjusted to reflect gain from proposed restructuring, assuming that Pliant operated in 2007 with full run-rate benefit Adjusted EBITDA for Industry peer group includes AEP, Alcoa Packaging, Atlantis, Bemis, Clopay Plastic Products, Covalence, Intertape, Pactiv, Sealed Air, Spartech, Tredegar Films and Winpak Source: JP Morgan analysis, Peer Company 10K & 10Q filings, Pliant Management estimates EBITDA Margin vs Median 10.5% 10.2% Pliant has passed Alcoa Packaging, Atlantis Plastics, Clopay Plastic Products, Berry Flexible Pkg & Intertape Polymer Group from 2003 to 2007 Industry median profit rate has dropped 4.5 points from 13.8% to 9.3%, Pliant’s has increased $98M $115M

16 Pliant Pliant’s Pro s Pro-forma Leverage Ratio is forma Leverage Ratio is Now the Lowest in Corporate History Now the Lowest in Corporate History Pliant Leverage Trend 2001 - 2007 7.4 7.5 10.7 11.3 13.6 7.1 6.5 0 2 4 6 8 10 12 14 16 2001 2002 2003 2004 2005 2006 2007 P/F Leverage Ratio 52% improvement

17 1st st Quarter 2008 Summary Quarter 2008 Summary Pliant is differentially out-performing the industry and the resin outlook is turning favorable Proactively taking actions to refinance bonds in advance of June 2009 maturities — $100 million debt reduction plan — $15 million cost reduction plan Redeploying assets into high growth areas — Europe — Medical — Shrink Pursuing several “Day 1” synergistic acquisitions and Joint Ventures